UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  January 31, 2022

WEBSTER FINANCIAL CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-31486	06-1187536
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 Elm Street, Stamford, Connecticut 06902
(Address and zip code of principal executive offices)

203-578-2202
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of Exchange on which registered
Common Stock, $0.01 par value	WBS	New York Stock Exchange
Depositary Shares, each representing 1/1000th interest in a share of 5.25% Series F Non-Cumulative Perpetual Preferred Stock	WBS-PrF	New York Stock Exchange
Depositary Shares, each representing 1/40th interest in a share of 6.50% Series G Non-Cumulative Perpetual Preferred Stock	WBS-PrG	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

This Amendment No. 1 to the Current Report on Form 8-K (this “Amendment”) is being filed to amend and restate in its entirety the paragraph under “Synergy Awards” in Item 5.02 of the Current Report on Form 8-K of Webster Financial Corporation, filed on February 1, 2022 (the “Original 8-K”), as follows.  Except as set forth herein, this Amendment does not otherwise amend, modify or update the disclosure contained in the Original 8-K.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Synergy Awards

On February 1, 2022, the Compensation Committee of the Board (the “Compensation Committee”) granted long-term incentive time and performance-vesting restricted share awards of Webster Common Stock (the “Synergy Awards”) to each of Mr. Ciulla, Mr. MacInnes, Mr. Massiani and Christopher J. Motl, in order to incentivize their efforts to promote the integration of Webster and Sterling.  One-third of the Synergy Awards will be eligible to vest each year, in an amount ranging from 50% to 100% of target, based on achievement of performance metrics in each of the February 1, 2022 through December 31, 2022, January 1, 2023 through December 31, 2023 and January 1, 2024 through December 31, 2024 performance periods and generally subject to the grantee’s continued employment through the annual anniversary of grant immediately following the end of the applicable performance period.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

104	Cover Page Interactive Data File (formatted as inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WEBSTER FINANCIAL CORPORATION

By:	/s/ John R. Ciulla
John R. Ciulla
President and Chief Executive Officer

Dated:  February 3, 2022